================================================================================

    As filed with the Securities and Exchange Commission on August 31, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-4244

                            SOUND SHORE FUND, INC.
                              Two Portland Square
                             Portland, Maine 04101
                                (207) 879-1900

                         T. Gibbs Kane, Jr., President
                              8 Sound Shore Drive
                              Greenwich, CT 06830
                                (203) 629-1980

                     Date of fiscal year end: December 31

           Date of reporting period: January 1, 2007 - June 30, 2007

================================================================================

ITEM 1. REPORT TO STOCKHOLDERS.

--------------------------------------------------------------------------------
     [LOGO]
Sound Shore Fund

            TWO PORTLAND SQUARE, PORTLAND, ME 04101 1-800-754-8758

================================================================================

                                                                  June 30, 2007
Dear Shareholder:

    The Sound Shore Fund ended June 30, 2007 with a net asset value of $41.63. The second quarter total return of 6.74% was ahead of the Standard & Poor's 500 Index ("S&P 500") which gained 6.28%, but behind the Dow Jones Industrials Average ("Dow Jones") which outpaced most indexes, up 9.11%. Over the first two quarters the Fund is up 6.52% versus 6.96% and 8.76% for the S&P 500 and Dow Jones, respectively.

    We are required by the SEC to say that: PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S 1, 5, 10, AND 15-YEAR AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED JUNE 30, 2007 WERE 22.28%, 13.12%, 9.33%, AND 13.33%, RESPECTIVELY. AS STATED IN THE CURRENT PROSPECTUS, THE FUND'S ANNUAL OPERATING GROSS EXPENSE RATIO IS .93%. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.SOUNDSHOREFUND.COM.

    After a lackluster first quarter in which stocks were held back by slowing economic growth, volatile energy prices, and weakness in sub-prime mortgages, equity markets rose steadily in April and May. The S&P 500, for example, gained nearly 8% as first quarter earnings exceeded consensus (the S&P posted its 15th consecutive period of double-digit earnings growth), share repurchase announcements accelerated, and record levels of mergers and acquisitions dominated financial headlines. According to THE ECONOMIST, more than $1 trillion of US transactions were announced in the first half of 2007 alone. Amazingly, this represents more than 7% of the S&P 500 aggregate market capitalization and 8% of our Gross Domestic Product (GDP). The penchant for deals was truly global with $2.7 trillion world-wide, of which 465 were for amounts greater than $1 billion. European M&A levels reportedly surpassed the US for the first time in four years. Deal driven optimism gave way in June, however, as the 10-year US Treasury yield topped 5% and sub-prime mortgage fears re-surfaced causing equity markets to end the quarter on a cautious note, giving back 20% of the first two months' gains.

    Regardless of the yin and the yang of the macro backdrop, Sound Shore continues to invest in out-of-favor stocks, priced below historic norms, where through our fundamental research, we conclude the earnings potential is at least in line with consensus expectations. And indeed, strong earnings progress drove several of our best performers in the second quarter. Texas Instruments, up 25% and our biggest contributor, posted better than expected results as its market share leading digital signal processor and analog business benefited from strong end-user demand for mobile handsets, which could top 1.1 billion this year. Education service provider Apollo Group, a new second quarter holding that had declined by 50% since 2005, advanced after reporting better than expected student enrollment trends. Apollo has a strong competitive position in a growing industry, a debt-free balance sheet, 5% free cash flow yield, and encouraging early results in accelerating revenue growth with improving operating margins. Within energy, the market's best sector for the quarter, Royal Dutch Shell's increase of 24% handily outdistanced its peer

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                                      1

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================================================================================

group as its earnings gains from ongoing restructuring efforts, an unrivaled global position in liquefied natural gas, and record refining margins continued to surprise. This quarter we bid farewell to Aetna, an outperformer for us over the past four years as well as in the second quarter given less earnings upside relative to consensus and a fair valuation versus the market.

    A few stocks offset these strong performers including Interpublic Group, our biggest detractor for the quarter, where their financial progress was slowed by higher costs as they intensified their marketing efforts. Within financials, one of the worst performing sectors for the quarter, US Bancorp and Bank of America lagged, as earnings for both were slightly below consensus estimates due to pressure on net interest income and higher credit costs. Both banks have solid management teams, high market densities, strong fee businesses, and healthy returns on equity.

    In general, investors seem willing to await the next corporate acquisition, leveraged buyout (LBO), or mega-share repurchase encouraged by abundant liquidity, profit margins at 60-year peaks and corporate free cash flow yields in excess of money market rates. However, recently rising interest rates, deepening mortgage and housing woes, and signs of oil and wage inflation should remind us that risk and volatility remain relevant. Accordingly, we continue to emphasize our company-by-company stock selection process that includes examining the downside possibilities, keeping in mind, as London Business School professor Elroy Dimson has posited, that "risk means more things can happen than will happen."

    As always, we thank you for your investment with Sound Shore.

Sincerely,

SOUND SHORE FUND

HARRY BURN, III
JOHN P. DEGULIS
T. GIBBS KANE, JR.
CO-PORTFOLIO MANAGERS

    FUND RETURNS ASSUME THE REINVESTMENT OF ALL DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. THE DOW JONES CONSISTS OF 30 STOCKS THAT ARE CONSIDERED TO BE MAJOR FACTORS IN THEIR INDUSTRIES AND THAT ARE WIDELY HELD BY INDIVIDUALS AND INSTITUTIONAL INVESTORS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX OR AVERAGE.

    PRICE TO EARNINGS (P/E) RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. FREE CASH FLOW YIELD IS THE OVERALL RETURN EVALUATION RATIO OF A STOCK, WHICH STANDARDIZES THE FREE CASH FLOW PER SHARE A COMPANY IS EXPECTED TO EARN AGAINST ITS MARKET PRICE PER SHARE. PERCENT OF NET ASSETS AS OF 6/30/07: AETNA, INC.: 0.00%; APOLLO GROUP, INC.: 2.40%; BANK OF AMERICA CORP.: 2.73%; INTERPUBLIC GROUP OF COS., INC.: 2.71%; ROYAL DUTCH SHELL PLC ADR: 2.05%; TEXAS INSTRUMENTS, INC.: 2.17%; AND US BANCORP: 1.46%.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================


    THE VIEWS IN THIS LETTER WERE THOSE OF THE FUND MANAGERS AS OF 6/30/07 AND MAY NOT NECESSARILY REFLECT THEIR VIEWS ON THE DATE THIS LETTER IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS (I) ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THE FUND'S PRESENT INVESTMENT METHODOLOGY AND
(II) DO NOT CONSTITUTE INVESTMENT ADVICE. THIS LETTER MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. DISTRIBUTED BY FORESIDE FUND SERVICES, LLC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS
          JUNE 30, 2007 (UNAUDITED)

================================================================================

                                              SHARE        MARKET
                                              AMOUNT       VALUE
                                             --------- --------------
           COMMON STOCK (97.2%)
           ----------------------------------------------------------
           AUTO (3.9%)
           Goodyear Tire & Rubber Co. +      1,302,700 $   45,281,852
           Honda Motor Co., Ltd. ADR         1,958,100     71,059,449
                                                       --------------
                                                          116,341,301
                                                       --------------
           BANKS (4.2%)
           Bank of America Corp.             1,673,400     81,812,526
           U.S. Bancorp                      1,332,200     43,895,990
                                                       --------------
                                                          125,708,516
                                                       --------------
           CONSUMER DISCRETIONARY (16.3%)
           Apollo Group, Inc. Class A +      1,232,400     72,009,132
           Comcast Corp., Class A +          2,138,000     60,120,560
           Interpublic Group of Cos., Inc. + 7,127,700     81,255,780
           Time Warner, Inc.                 5,114,500    107,609,080
           Walt Disney Co.                   2,239,400     76,453,116
           Washington Post, Class B            117,320     91,050,879
                                                       --------------
                                                          488,498,547
                                                       --------------
           CONSUMER STAPLES (2.6%)
           Unilever NV ADR                   2,496,300     77,435,226
                                                       --------------
           DIVERSIFIED FINANCIALS (4.2%)
           Citigroup, Inc.                   1,437,700     73,739,633
           Invesco PLC ADR                   2,103,800     54,383,230
                                                       --------------
                                                          128,122,863
                                                       --------------
           ENERGY (9.9%)
           Apache Corp.                        369,000     30,106,710
           ConocoPhillips                      770,500     60,484,250
           El Paso Corp.                     5,440,100     93,732,923
           Halliburton Co.                   1,453,100     50,131,950
           Royal Dutch Shell PLC ADR           756,400     61,419,680
                                                       --------------
                                                          295,875,513
                                                       --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          JUNE 30, 2007 (UNAUDITED)

================================================================================

                                               SHARE        MARKET
                                               AMOUNT       VALUE
                                              --------- --------------
          HEALTH CARE (7.5%)
          Baxter International, Inc.            797,100 $   44,908,614
          Boston Scientific Corp. +           5,276,000     80,933,840
          Cigna Corp.                           818,700     42,752,514
          Kinetic Concepts, Inc. +            1,084,900     56,382,253
                                                        --------------
                                                           224,977,221
                                                        --------------
          INDUSTRIALS (9.5%)
          General Electric Co.                2,894,900    110,816,772
          Southwest Airlines Co.              5,881,100     87,687,201
          Waste Management, Inc.              2,249,800     87,854,690
                                                        --------------
                                                           286,358,663
                                                        --------------
          INSURANCE (12.0%)
          American International Group        1,240,700     86,886,221
          AON Corp.                           1,753,100     74,699,591
          Berkshire Hathaway, Inc., Class A +       278     30,434,050
          Chubb Corp.                           547,900     29,663,306
          Marsh & McLennan Cos., Inc.         2,507,500     77,431,600
          Unum Group                          2,289,000     59,765,790
                                                        --------------
                                                           358,880,558
                                                        --------------
          MATERIALS (3.6%)
          Barrick Gold Corp.                  2,916,700     84,788,469
          Cytec Industries, Inc.                380,700     24,277,239
                                                        --------------
                                                           109,065,708
                                                        --------------
          PHARMACEUTICALS (4.8%)
          Barr Pharmaceuticals, Inc. +        1,716,700     86,229,841
          Pfizer, Inc.                        2,321,800     59,368,426
                                                        --------------
                                                           145,598,267
                                                        --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONTINUED)
          JUNE 30, 2007 (UNAUDITED)

================================================================================

                                                            SHARE        MARKET
                                                            AMOUNT       VALUE
                                                          ---------- --------------
TECHNOLOGY (13.4%)
Flextronics International, Ltd. +                          8,761,100 $   94,619,880
Hewlett Packard Co.                                        1,519,100     67,782,241
Motorola, Inc.                                             3,318,500     58,737,450
Symantec Corp. +                                           4,542,500     91,758,500
Texas Instruments, Inc.                                    1,729,600     65,084,848
Western Digital Corp. +                                    1,190,700     23,040,045
                                                                     --------------
                                                                        401,022,964
                                                                     --------------
TELECOMMUNICATIONS (2.1%)
Sprint Nextel Corp.                                        3,007,200     62,279,112
                                                                     --------------
UTILITIES (3.2%)
AES Corp. +                                                4,412,600     96,547,688
                                                                     --------------
TOTAL COMMON STOCK (COST $2,488,964,668)                             $2,916,712,147
                                                                     --------------

MONEY MARKET FUND (2.4%)
-----------------------------------------------------------------------------------
Citi/SM/ Institutional Liquid Reserves, Class A, 5.26%    70,821,941 $   70,821,941
                                                                     --------------
TOTAL MONEY MARKET FUND (COST $70,821,941)                           $   70,821,941
                                                                     --------------
TOTAL INVESTMENTS (99.6%) (COST $2,559,786,609) *                    $2,987,534,088
OTHER ASSETS LESS LIABILITIES (0.4%)                                     11,994,163
                                                                     --------------
NET ASSETS (100.0%) (SHARES OUTSTANDING 72,046,617)                  $2,999,528,251
                                                                     ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)            $        41.63
                                                                     ==============

+ Non-income producing security.
ADR -- American Depository Receipt.

* Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:

                  Gross Unrealized Appreciation $457,776,843
                  Gross Unrealized Depreciation   (3,002,964)
                                                ------------
                  Net Unrealized Appreciation   $454,773,879
                                                ============

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                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF NET ASSETS (CONCLUDED)
          JUNE 30, 2007 (UNAUDITED)

================================================================================

         AT JUNE 30, 2007 NET ASSETS CONSISTED OF:
         --------------------------------------------------------------
         Par Value (100,000,000 shares authorized)       $       72,047
         Paid in Capital                                  2,300,745,444
         Accumulated Undistributed Net Investment Income          6,173
         Accumulated Net Realized Gain from Investments     270,957,108
         Unrealized Appreciation on Investments             427,747,479
                                                         --------------
         NET ASSETS                                      $2,999,528,251
                                                         ==============

                    PORTFOLIO HOLDINGS
                    % OF NET ASSETS
                       Auto                             3.9%
                       Banks                            4.2%
                       Consumer Discretionary          16.3%
                       Consumer Staples                 2.6%
                       Diversified Financials           4.2%
                       Energy                           9.9%
                       Health Care                      7.5%
                       Industrials                      9.5%
                       Insurance                       12.0%
                       Materials                        3.6%
                       Pharmaceuticals                  4.8%
                       Technology                      13.4%
                       Telecommunications               2.1%
                       Utilities                        3.2%
                       Short-Term Investments           2.4%
                       Other Assets less Liabilities    0.4%
                                                      ------
                                                      100.0%
                                                      ======

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          SOUND SHORE FUND, INC.
          STATEMENT OF OPERATIONS
          FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

================================================================================

INVESTMENT INCOME
Income:
   Dividends (net of foreign withholding taxes $550,182)                $ 21,749,926
   Interest                                                                      996
                                                                        ------------
       Total Income                                                       21,750,922
                                                                        ------------
Expenses:
   Adviser fee (Note 3)                                                   11,055,848
   Administrator fee (Note 3)                                                528,874
   Transfer Agency fee                                                     1,474,102
   Custodian fee                                                             123,068
   Accountant fee                                                             30,199
   Professional fees                                                          57,493
   Directors' fees and expenses (Note 3)                                      67,769
   Compliance services fees (Note 3)                                          87,003
   Miscellaneous                                                             101,642
                                                                        ------------
       Total Expenses                                                     13,525,998
                                                                        ------------
Net Investment Income                                                      8,224,924
                                                                        ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments sold                                 272,084,157
   Net change in unrealized appreciation (depreciation) on investments   (91,716,330)
                                                                        ------------
Net realized and unrealized gain (loss) on investments                   180,367,827
                                                                        ------------
Net increase in net assets from operations                              $188,592,751
                                                                        ============

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS

================================================================================

INCREASE (DECREASE) IN NET ASSETS
                                                                FOR THE         FOR THE
                                                            SIX MONTHS ENDED   YEAR ENDED
                                                             JUNE 30, 2007    DECEMBER 31,
                                                              (UNAUDITED)         2006
                                                            ---------------- --------------
Operations:
   Net investment income                                     $    8,224,924  $   14,077,163
   Net realized gain on investments sold                        272,084,157     223,926,028
   Net change in unrealized appreciation (depreciation) on
     investments                                                (91,716,330)    168,531,226
                                                             --------------  --------------
   Increase in net assets from operations                       188,592,751     406,534,417
Dividends to shareholders from net investment income             (8,231,375)    (14,075,600)
Dividends to shareholders from net realized gains                        --    (224,129,404)
                                                             --------------  --------------
Total distributions to shareholders                              (8,231,375)   (238,205,004)
Capital share transactions (Note 6)                             (57,168,616)    439,772,270
                                                             --------------  --------------
   Total increase                                               123,192,760     608,101,683
Net assets:
   Beginning of the year                                      2,876,335,491   2,268,233,808
                                                             --------------  --------------
   End of the year (Including line (A))                      $2,999,528,251  $2,876,335,491
                                                             ==============  ==============
    (A) Accumulated undistributed net investment income      $        6,173  $       12,624
                                                             --------------  --------------

--------------------------------------------------------------------------------

                      SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

================================================================================

1.  ORGANIZATION

Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a no-load, diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"), as amended. The investment objective of the Fund is growth of capital.

2.  SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

   A) SECURITY VALUATION
   Exchange traded securities (including those traded on the National Association of Securities Dealers' Automated Quotation System) not subject to restrictions against resale are valued at the last sale price, as provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other investment companies are valued at net asset value. Money market instruments that mature in sixty days or less are valued at amortized cost.

   Securities (including restricted securities) for which market quotations are insufficient or not readily available, or in the judgment of the Fund's investment adviser, the prices or values available do not represent the fair value of the instrument, are valued in good faith, pursuant to procedures adopted by the Fund's Board of Directors (the "Board"). Fair valuation is based on subjective factors and as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

   B) SECURITY TRANSACTIONS AND INVESTMENT INCOME
   Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding tax, which is accrued as applicable. Security transactions are recorded on a trade date basis. Realized gain and loss on investments sold are recorded on the basis of identified cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================


   C) DIVIDENDS TO SHAREHOLDERS
   Dividends from net investment income, if any, are declared and paid semi-annually. Capital gains, if any, are distributed to shareholders at least annually. The Fund determines its net investment income and capital gains distributions in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

   D) FEDERAL TAXES
   The Fund intends to qualify each year as a regulated investment company and distribute all of its taxable income. In addition, by distributing in each calendar year substantially all of its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued Financial Interpretation No. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES" ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Fund management has determined that the Fund did not have any unrecognized tax benefits as a result of tax positions taken in the current or prior reporting periods that would require reporting under FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 "FAIR VALUE MEASUREMENTS" ("SFAS 157") which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's future financial statements.

3.  INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER
The Fund's investment adviser is Sound Shore Management, Inc. (the "Adviser"). Pursuant to an investment advisory agreement, the Adviser receives an advisory fee at an annual rate of 0.75% of the Fund's average daily net assets.

Fees due to the Adviser in the amount of $1,864,340 are payable at June 30, 2007.

OTHER SERVICES
Citigroup Fund Services, LLC ("Citigroup") provides certain administration, custody services portfolio accounting and transfer agency services to the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================


Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Fund, the Distributor provided a Chief Compliance Officer, Treasurer and Anti-Money Laundering Officer to the Fund as well as some additional compliance support functions ("Compliance Services") until January 24, 2007. Since January 25, 2007, the Compliance Services have been provided by Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, pursuant to a Compliance Services Agreement between FCS and the Fund. The Treasurer of the Fund is an affiliate of the Distributor due to his ownership interest in the Distributor. Neither the Distributor nor FCS has any role in determining the investment policies or which securities are to be purchased or sold by the Fund.

Compliance Services fees due to FCS in the amount of $15,027 are payable at June 30, 2007.

The Fund pays each director who is not an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act ("Independent Director") $5,000 per year, payable quarterly, plus $5,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by telephone.

Certain Officers and Directors of the Fund are officers, directors, or employees of the aforementioned companies.

4.  PURCHASES AND SALES OF SECURITIES

The cost of securities purchased and the proceeds from sales of securities (excluding short-term investments) for the six months ended June 30, 2007 aggregated $1,134,723,964 and $1,178,785,868, respectively. Securities purchased in the amount of $33,536,047 are payable at June 30, 2007. Securities sold in the amount of $43,519,790 are receivable by the Fund at June 30, 2007.

5.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $     12,624
                   Unrealized Appreciation        518,336,760
                                                 ------------
                   Total                         $518,349,384
                                                 ============

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Net Assets are primarily due to wash sales.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

================================================================================


On the Statement of Net Assets, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2006. The following was the result of a reclassification of distributions and has no impact on the net assets of the Fund.

                    Accumulated Net Investment Income $(362)
                    Undistributed Net Realized Loss     362

6.  CAPITAL STOCK

As of June 30, 2007, 100,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $2,300,817,491. Capital shares redeemed in the amount of $1,347,522 are payable at June 30, 2007. Capital shares sold in the amount of $2,560,959 are receivable by the Fund at June 30, 2007. Transactions in capital stock were as follows:

                                                FOR THE                     FOR THE
                                            SIX MONTHS ENDED              YEAR ENDED
                                             JUNE 30, 2007             DECEMBER 31, 2006
                                       -------------------------  --------------------------
                                         SHARES        AMOUNT        SHARES        AMOUNT
                                       ----------  -------------  -----------  -------------
Sale of shares                          7,604,744  $ 303,103,107   19,715,944  $ 753,490,576
Reinvestment of dividends                 193,612      8,042,652    5,945,394    233,674,228
Redemption of shares                   (9,151,359)  (368,314,375) (14,181,752)  (547,392,534)
                                       ----------  -------------  -----------  -------------
Net increase from capital transactions (1,353,003) $ (57,168,616)  11,479,586  $ 439,772,270
                                       ==========  =============  ===========  =============

Of the 72,046,617 shares outstanding as of June 30, 2007, the Employees' Profit Sharing Plan of the Adviser owned 446,226 shares.

7.  OTHER INFORMATION

On June 30, 2007, three shareholders held approximately 74% of the outstanding shares of the Fund. These shareholders are comprised of omnibus accounts, Charles Schwab, National Financial Services Corp., and JPMorgan Chase Bank, which are held on behalf of numerous individual shareholders.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          FINANCIAL HIGHLIGHTS

================================================================================

These financial highlights reflect selected data for a share outstanding throughout each period.

                                    SIX MONTHS
                                       ENDED
                                   JUNE 30, 2007      2006          2005         2004        2003        2002
                                   -------------  ----------    ----------    ----------  ----------  --------
Net Asset Value, Beginning of
 Period                             $    39.19    $    36.63    $    36.71    $    33.51  $    25.81  $  30.58
                                    ----------    ----------    ----------    ----------  ----------  --------
Investment Operations
    Net investment income                 0.11(a)       0.21(a)       0.07(a)       0.10        0.05      0.05
    Net realized and unrealized
     gain (loss) on investments           2.44          5.86          2.43          5.05        8.14     (4.77)
                                    ----------    ----------    ----------    ----------  ----------  --------
Total from Investment Operations          2.55          6.07          2.50          5.15        8.19     (4.72)
                                    ----------    ----------    ----------    ----------  ----------  --------
Distributions from
    Net investment income                (0.11)        (0.21)        (0.07)        (0.10)      (0.05)    (0.05)
    Net realized gains                      --         (3.30)        (2.51)        (1.85)      (0.44)       --
                                    ----------    ----------    ----------    ----------  ----------  --------
Total Distributions                      (0.11)        (3.51)        (2.58)        (1.95)      (0.49)    (0.05)
                                    ----------    ----------    ----------    ----------  ----------  --------
Net Asset Value, End of Period      $    41.63    $    39.19    $    36.63    $    36.71  $    33.51  $  25.81
                                    ==========    ==========    ==========    ==========  ==========  ========
Total Return(b)                           6.52%        16.56%         6.81%        15.37%      31.74%   (15.43)%
Ratio/Supplementary Data
Net Assets at End of Period
 (in thousands)                     $2,999,528    $2,876,335    $2,268,234    $1,698,232  $1,014,412  $759,674
Ratios to Average Net Assets:(c)
    Expenses (net of
     reimbursement)                       0.92%         0.92%         0.98%         0.98%       0.98%     0.98%
    Expenses (gross)(d)                   0.92%         0.92%         0.99%         0.99%       1.00%     0.99%
    Net Investment Income                 0.56%         0.54%         0.20%         0.33%       0.18%     0.17%
Portfolio Turnover Rate                     40%           66%           62%           50%         62%       72%

(a)Calculated using the average shares outstanding for the period.
(b)Not annualized for periods less than on year.
(c)Annualized for periods less than one year.
(d)Reflects expense ratio in the absence of expense waiver and reimbursement.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          JUNE 30, 2007 (UNAUDITED)

================================================================================

ADVISORY AGREEMENT APPROVAL

At the January 25, 2007 meeting of the Fund's Board, the Board, including the Independent Directors, considered the renewal of the Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"). In evaluating the Advisory Agreement, the Board discussed the Fund's total expenses and noted that the expenses were less than 100 basis points and consistent with the median expenses of the Fund's Lipper Inc. comparison group (the "Comparison Group").

The Independent Directors then met separately with Fund Counsel and reviewed and the written materials provided to them, which included the terms of the advisory agreement, the long, mid and short term performance of the Fund as measured against relevant benchmarks, revenue received by the Adviser from the Fund, and the costs incurred by the Adviser in connection with the services it renders to the Fund. The materials also included comparative analyses of advisory, administration, transfer agency fund accounting and total expenses borne by the Fund to those mutual funds included in the Comparison Group, a group consisting of U.S. diversified equity funds reporting no sales loads, no 12b-1 fees and assets of $1 billion to $3 billion.

The Independent Directors also took into account (1) the consistent quality of services provided by the Adviser, including the Fund's long-term performance record, (2) the reputation of the Adviser, and (3) the professional credentials of its personnel and the efficiency and economy of its operations. The Independent Directors noted that the Fund outperformed the S&P 500, its benchmark, for the 1 year, 3 year, 5 year, 10 year, 15 year and 20 year periods ended December 31, 2006 ("Periods"), as well as certain other indices during all or most of those Periods. The Independent Directors also noted that the Fund had received a stewardship rating of A from Morningstar and that the Fund surpassed the median performance of the Morningstar domestic equity, large-cap value and large cap growth peer groups for all Periods (20-year performance was not presented for the Morningstar groups). The Independent Directors took into account the fact that while the fees charged by the Adviser to private accounts are lower than those charged to the Fund, the Adviser has additional responsibilities in connection with its services to the Fund, including compliance with the 1940 Act, preparation of Board and shareholder materials and increased trading activity associated with daily inflows and outflows of Fund assets.

While the Independent Directors did not identify any single factor as controlling, the Independent Directors, after considering all the factors, resolved to approve continuance of the Advisory Agreement as in the best interests of the Fund and its shareholders. The Independent Directors then reported their conclusions and vote to the full Board and, after further discussion, the Independent Directors and the full Board approved the continuance of the Advisory Agreement.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          JUNE 30, 2007 (UNAUDITED) (CONTINUED)

================================================================================


The Fund's proxy voting record for the most recent 12-month period ended June 30 is available, without charge and upon request, by calling
(800) 551-1980 or by visiting the Fund's web site at http://www.soundshorefund.com. This information is also available from the EDGAR database on the SEC's Web site at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


          SOUND SHORE FUND, INC.
          JUNE 30, 2007 (UNAUDITED) (CONCLUDED)

================================================================================

                               BEGINNING       ENDING
                             ACCOUNT VALUE  ACCOUNT VALUE EXPENSES PAID
                            JANUARY 1, 2007 JUNE 30, 2007 DURING PERIOD*
                            --------------- ------------- --------------
        Actual Return          $1,000.00      $1,065.19       $4.71
        Hypothetical Return    $1,000.00      $1,020.23       $4.61

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.92%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN MOST RECENT FISCAL HALF-YEAR DIVIDED BY 365 TO REFLECT THE HALF-YEAR PERIOD.

--------------------------------------------------------------------------------

     [LOGO]
Sound Shore Fund

INVESTMENT ADVISER
Sound Shore Management, Inc.
Greenwich, Connecticut

ADMINISTRATOR
Citigroup Fund Services, LLC
Portland, Maine

DISTRIBUTOR
Foreside Fund Services, LLC
Portland, Maine

TRANSFER AND DISTRIBUTION PAYING AGENT
Citigroup Fund Services, LLC
Portland, Maine

CUSTODIAN
Citibank, N.A.
New York, New York

COUNSEL
Dechert LLP
New York, New York

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Boston, Massachusetts

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

SOUND SHORE FUND, INC.

Two Portland Square
Portland, ME 04101
http://www.soundshore.com

SEMI-ANNUAL REPORT
(Unaudited)


JUNE 30, 2007

     [LOGO]
Sound Shore Fund

                                    [GRAPHIC]

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES

    (a)The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing date of this report.

    (b)There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant SOUND SHORE FUND, INC.

By   /s/ T. Gibbs Kane, Jr.
     --------------------------------
     T. Gibbs Kane, Jr., President

Date 8/27/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ T. Gibbs Kane, Jr.
     --------------------------------
     T. Gibbs Kane, Jr., President

Date 8/27/2007

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier, Treasurer

Date 8/27/2007